EXHIBIT 99.1

1 Bear Stearns 14th Annual Global Credit Conference May 17, 2005 Jay Mitchell, Treasurer

The information in this presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning, among other things, Grant Prideco's prospects for its operations and future demand for its products and services, all of which are subject to certain risks, uncertainties and assumptions. These risks, uncertainties and assumptions include those included in our Annual Report on Form 10K and quarterly reports on Form 10Q, and include risks and uncertainties relating to declines in domestic and worldwide drilling activity, economic downturns, increases in raw material prices, interruptions in raw material supplies, intellectual property protection, our ability to increase manufacturing capacity, international operations, product liabilities associated with our products, environmental and health and safety laws, domestic trade laws and disputes, future write-offs associated with rationalizations and operational changes, and unexpected write-offs associated with international receivables. In addition, many of the forward- looking statements made in this presentation relate to synergies and benefits we expect to receive from acquisitions and operational rationalizations that we have made. Such benefits are only estimates and are thus subject to our ability to successfully manage and integrate such operations into our existing operations and the accuracy of our assumptions relating to manufacturing efficiencies and market growth. Slide 24, which compares growth rates at various oilfield services companies, is based upon Grant Prideco earnings guidance of $1.20 to $1.25 for 2005. The EPS range reflects this guidance. Forward-Looking Statements

2004 Highlights Drilling Products Manufacturing Rationalization China Expansion Continuing Development of "Premium Products" Absorption of Excess Drill Pipe Inventories First "Intelliserve" Field Test Tubular Technologies Additional Product Line Rationalization Cost Efficiencies Optimization of "TCA Market Opportunity" Significant Improvement in Margin Performance ReedHycalog Continued Success of New Products Complimentary Acquisitions Singapore Manufacturing Expansion

Annual Overview * Excluding special items (refer to Attachment A).

Debt to Book Capitalization Returns to Pre-Acquisition Levels 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 Total Debt / Cap 0.4 0.383 0.388 0.362 0.344 0.305 0.296 0.457 0.441 0.435 0.422 0.419 0.404 0.398 0.376 0.351 0.338 Net Debt / Cap 0.381 0.357 0.36 0.341 0.303 0.27 0.265 0.429 0.416 0.411 0.406 0.401 0.385 0.361 0.342 0.306 0.272 Total Debt / Book Cap. Net Debt / Book Cap. Pre-ReedHycalog Acquisition Post-ReedHycalog Acquisition Weighted Average Pre-Tax Cost of Debt is 9%

Product Line Re-Alignment
(Estimated Annual Results)

($ in Millions) **DIVESTITURES:**	Annual Revenue*	Annual Operating Income*
Industrial** Rotator Petro-Drive*** Plexus Ocean Systems Texas Arai	$105.7	$ (5.4)

Total Proceeds from Divestitures: $53.7

ACQUISITIONS:

	Annual Revenue*	Annual Operating Income*
ReedHycalog**** PDC Manufacturing Business+ Diamond Products International+	$338.9	$76.4

Total Purchase Price for Acquisitions: $393.0

* Annual results based on trailing 12-month period from date of divestiture of business or discontinuation of product line, except Texas Arai, which includes 2003 results.
** Includes the divestiture of Star Iron Works, Inc. (construction casing business) and the discontinuation of several product lines, including HDD, water well pipe, two-step tubing, and macaroni tubing.
*** Estimated 2003 operating income.
**** Based on 12-month period ended December 31, 2004.
+ Projected first year results.
Refer to Forward-Looking Statements.

6

GRANTPRIDECO

Expansion Strategy Providing Less Cyclical Performance



Quarterly Revenues
$300
$250
$200
$150
$100
$50
$0
ReedHycalog
China
Grant Prideco*
2000
2001
2002
2003
2004
Quarterly EBITDA**
$85
$70
$55
$40
$25
$10
($5)
China and ReedHycalog Acquisitions Improved Trough EBITDA by 242%
ReedHycalog
China
Grant Prideco*

*Represents legacy Grant Prideco excluding Texas Arai and the contributions from China and ReedHycalog.
**EBITDA calculated as operating income from continuing operations, excluding charges, plus DD&A (refer to Attachment A).

7

GRANTPRIDECO

2005 - Opportunities & Objectives Cyclical Recovery in Drill Pipe Demand Manufacturing and Operating Expense Efficiencies New Product Introductions 2004 Acquisitions / Investments

Drilling Products Strategy Manufacturing Optimization Premium Products Development Optimize Market Positioning Capacity Leader Technology Leader "Service" Leader

Shrinking Drill Pipe Inventories Should Provide Future Benefit Drill Pipe Demand Depleted Customer Inventories Rig Activity Continues to Grow Rig Refurbishments and New Builds Estimated 70 New or Refurbished Land Rigs Scheduled* Estimated 30 New Jack-Ups & Semisubmersibles on Order** Estimated Drill Pipe Market Value of up to $60 million *RBC Estimate **Goldman Sachs Estimate Delivery by Year (New Builds Only) Number of Rigs

Backlog Dollars - Exceeding Prior Peak 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 Drilling Products & Services 213.18 158.4 98.5 73.6 92.8 75.1 56.2 72 81 90 80 141.7 157.4 174.2 210 274.7 Tubular Technology & Services 51.389 50.2 41.5 40.1 47.2 33.3 27.9 35 40 34 40 62.6 62.7 65.7 81.9 135.9 Other 5.57 5.3 4.7 3.1 3.1 2.7 3.1 0 0 0 0 0 0 0 0 0 Total 272 213.9 144.7 116.8 143.1 111.1 87.2 107 121 124 120 204.4 220.1 239.9 291.9 410.7 Increased Drilling Improves Visibility 372% increase Other Tubular Technology & Services Drilling Products & Services $270 $213 $107 $121 $124 $120 $204 $117 $143 $111 $87 $145 $220 Backlog ($ in Millions) $240 $292 $411

Drill Pipe Backlog Volume Still Below Peak Levels Drill Pipe Backlog Dollars Up 29% Drill Pipe Footage Backlog Down 4% March Backlog Prior Peak $270 $411 5.5 5.3 Drill Pipe Footage in Backlog Consol. Backlog ($ in Millions)

ReedHycalog Strategy Roller Cone Product-line Improvements Realization of 2004 Acquisition / Investment Benefits Operating Expense Efficiencies

Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Total New Product Sales 26.9 27.4 37 46.6 48.7 49.3 54 68.7 Standard Product Sales 26.3 29.3 31.1 34.3 30.5 27.3 25.5 22.9 Q1 '03 Q2 '03 Q3 '03 Q4 '03 Q1 '04 Q2 '04 Q3 '04 Q4 '04 Worldwide Rig Count 2135 1996 2253 2308 2444 2203 2401 2531 2135 1996 2253 2308 2444 2203 2401 2531 New Product Sales at ReedHycalog New Product Sales Increase Total Revenues Standard Product Sales New Product Sales* Worldwide Rig Count Revenues ($ in Millions) * New product sales include sales of TReX, RSX, TuffDuty, TuffCutter, TuffDuty Directional, and Titan drill bits. 51% 48% 54% 58% 61% 64% 68% 75%

Acquisitions / Capital Investment Anticipated 2004 Acquisitions Investment EBITDA* Novatek $21 $5 - $6 (PDC Manufacturer) DPI 17 5 (Bi-Center Bits) Singapore Expansion 10 3 - 4 Total $48 $13 - $15 * Company estimate (annual basis). ($ in Millions)

Continuing Improvement at ReedHycalog * Defined as Operating Income plus DD&A. Revenues Purchased Business Market Growth Market Share PF Acquisitions EBITDA* Purchased Business Improvements PF Acquisitions 55% Increase 84% Increase 2004 $0 $50 $100 $150 $200 $250 $300 $350 $400 ($ in Millions)

Recent Margin Focus Yields Results 2005 Operating Income Target: 25% or Above Operating Margin % Op. Income ($ in thousands)

Tubular Technology Strategy Maximize TCA Opportunity Pricing Strategies XL (Viper) Product Expansion Manufacturing Efficiencies

Tubular Technology Transition 2003 - 2004 Product-line Rationalization Overhead Reductions Limited Product-line Applications (XL) 2005 - Forward Improved R&E Focus Improved Pricing Practices & Visibility New Products Expand Opportunities (XL) Improved Manufacturing Processes Improved "Deep-Gas" Market

Tubular Technology & Services * Excludes contributions of Texas Arai, which was divested during 1Q 2004. Quarterly Revenues Operating Margin % Qtrly Revenues ($ in thousands) Gulf of Mexico Rig Count Achieving Peak Margins Despite Low GOM Activity

First Quarter Highlights Record Revenues and Earnings Growth in Backlog Margin Expansion through: Pricing Efficiencies Volumes Balance Sheet Improvement

Quarterly Overview * Excluding special items (refer to Attachment A).

Current Earnings Leverage* * This should not be considered an earnings estimate; refer to Forward-Looking Statements. Excluding $0.24 - $0.36 Revenue Increase of 15% - 45% 40% Incremental Margins 35% Tax Rate $0.10 - $0.15 Other Divisions Revenue Increase of 5% - 10% 40% Incremental Margins 35% Tax Rate $0.25 - $0.42 DP&S and ReedHycalog 5% to 10% $0.53 Original Forecast Range Revised Guidance Range Cumulative Upside Range $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 2004 EPS Charges 2004 Initiatives DP&S Improvements Improved Drilling Activity Pricing Improvements Potential EPS ($/share) $0.12 - $0.15 RH Acquisitions Singapore Expansion RH Margin Improvement TT&S Re-Alignment Full Year of DP&S Rationalization Revised Forecast: $1.20 - $1.25 Original Forecast: $0.95 - $1.05

Comparison of Oilfield Service Firm Earnings Growth HAL BHI SLB SII BJS WFT GRP CAM NOV 2004 Increase Over 2003 0.738 0.629 0.329 0.555 0.463 0.411 1.318 0.607 0.08 HAL BHI SLB BJS** SII WFT GRP CAM NOV 2004 Increase Over 2003* 150% 125% 100% 75% 50% 25% 0 HAL BHI SLB WFT BJS SII GRP NOI CAM 2005 Increase Over 2004 0.59 0.41 0.34 0.43 0.38 0.37 1.352 0.77 0.38 SLB HAL BHI WFT SII BJS** GRP NOV CAM 2005 Increase Over 2004* 150% 125% 100% 75% 50% 0% *Based off First Call earnings consensus estimates and actuals as of April 26, 2005. GRP 2005 range represents the highest and lowest EPS estimate provided by company management as of April 27, 2005. First Call average analyst estimates for 2005 was $1.27, which represents a 149% increase over 2004 EPS (continuing operations) reported in company's 10K filing. **Pro forma for a December 31 period-end. 74% 63% 33% 55% 46% 41% 132% 61% 8% 59% 41% 34% 43% 38% 37% 77% 38% 135% 145% 175% 25%

Strengthening Credit Statistics 1Q '01 2Q '01 3Q '01 4Q '01 1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 EBITDA / Interest Expense 3.7 4.4 4.9 5.7 5.8 5.6 4.7 3.3 2.9 2.5 2.6 3.1 3.3 3.7 4.1 4.7 5.8 7.3 9.2 11.7 Incremental - - - - - - - - - 1Q '01 2Q '01 3Q '01 4Q '01 1Q '02 2Q '02 3Q '02 4Q '02 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 Net Debt / LTM EBITDA 3.4 2.4 2.1 1.6 1.5 1.4 1.6 3.4 3.4 3.8 3.6 3.1 2.8 2.4 2.1 1.7 1.3 0.9 0.7 0.6 Incremental - - - - - - - - - Net Debt / LTM EBITDA* LTM EBITDA* / Interest Expense * EBITDA calculated as operating income from continuing operations, excluding charges, plus DD&A (refer to Attachment A). Pre-ReedHycalog Acquisition Post-ReedHycalog Acquisition Pre-ReedHycalog Acquisition Post-ReedHycalog Acquisition

Call 2007 Notes: Maintains Strong Liquidity 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 6/30/2005 9/30/2005 12/31/2005 Revolver Availability 43.04 31.87 19.39 65.54 87.38 119.05 130.83 90.96 110.82 95.94 121.75 122.34 151.32 139.31 152.99 168 175.439 199.287 241.097 276.571 Cash 12.57 18.82 20.76 15.767 30.942 25.341 21.638 30.4 26.3 26.2 16.9 19.5 20.756 38.57 36.947 48.538 75.2 20 20 20 Company Liquidity at All-Time High (a) Availability defined as borrowing base less outstanding debt and outstanding letters of credit. Pre-ReedHycalog Acquisition Post-ReedHycalog Acquisition Bank Revolver Availability (a) Cash Liquidity ($ in Millions)

Summary Strong Market Share in Core Businesses Enhanced Product Offerings Within Business Units Improving Margins Through Manufacturing and Operating Efficiencies Dollar Backlog at Peak Levels Market Fundamentals Improving

Attachment A

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